UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2024

Nxu, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-41509	92-2819012
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

1828 N. Higley Rd. Ste 116, Mesa, AZ 85205
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (602) 309-5425

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	NXU	NASDAQ

Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) of Rule 12B-2 of the Securities Exchange act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05. Costs Associated With Exit or Disposal Activities.

On May 8, 2024, Nxu, Inc (the “Company”) committed to reducing its headcount under a plan of termination as part of the Company’s efforts to reduce operating expenses and conserve cash resources in light of its intention to evaluate strategic alternatives. The plan of termination primarily impacts employees across the Company’s product, engineering, manufacturing and general and administrative functions. The Company expects the headcount reduction to be complete by May 10, 2024.

The Company expects to record approximately $837,000 of charges in the second quarter of 2024 related to employee severance costs. Amounts resulting from the plan of termination are still being finalized, and it is possible that charges in addition to those described above may be recognized in future periods.

Item 7.01. Regulation FD Disclosure.

On May 10, 2024, the Company announced its intention to evaluate strategic alternatives. A copy of the Company’s press release announcing the matters described under Item 2.05 above and this Item 7.01 is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing or document, except as shall be expressly set forth by specific reference in such a filing or document.

Forward-looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding the Company’s future areas of focus and expectations for its business. These forward-looking statements are based on the Company’s current assumptions, expectations and beliefs and involve substantial risks and uncertainties that may cause results, performance or achievements to materially differ from those expressed or implied by these forward-looking statements. Such forward-looking statements include statements regarding, among other things, the Company’s anticipated completion of its plan to reduce headcount; the Company’s expectations about its long term growth strategy, future growth trajectory, revenue and operations and performance; the review of strategic alternatives and any expected outcomes; the Company’s technology and alignment with broader trends in the EV market; opportunities presented by electrification; beliefs about the general strength, weakness or health of the Company’s business; beliefs about current or future trends in EV battery materials or other markets and the impact of these trends on the Company’s business; and the Company’s ability to generate long-term value for its stockholders. A detailed discussion of these factors and other risks that affect the Company’s business is included in filings the Company makes with the Securities and Exchange Commission (“SEC”) from time to time, including its most recent annual report on Form 10-K for the year ended December 31,2023, particularly under the heading “Risk Factors”, and subsequent reports filed with the SEC. Copies of these filings are available online from the SEC. All forward-looking statements in this Current Report on Form 8-K are based on information currently available to the Company, and the Company assumes no obligation to update these forward-looking statements in light of new information or future events, except as required by applicable law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated May 10, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nxu, Inc.

	By:	/s/ Mark Hanchett
Name: Mark Hanchett
Title: Chief Executive Officer

Dated: May 10, 2024